Exhibit 10.1

FIRST AMENDMENT

TO TERM LOAN AGREEMENT

FIRST AMENDMENT dated as of March 4, 2009 (the “Amendment”) to the TERM LOAN AGREEMENT, dated as of November 29, 2006, among GENERAL MOTORS CORPORATION, a Delaware corporation (the “Borrower”), SATURN CORPORATION, a Delaware corporation (the “Guarantor”), JPMORGAN CHASE BANK, N.A., a national banking corporation, as Administrative Agent (in such capacity, the “Agent”) and the several financial institutions from time to time party thereto as lenders (the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantor, the Lenders and the Agent are parties to that certain Term Loan Agreement, dated as of November 29, 2006 (as in effect on the date hereof, the “Loan Agreement”); and

WHEREAS, the Borrower and the Guarantor have requested that, subject to the occurrence of the Effective Date (as hereinafter defined in Paragraph 14 below), the Lenders agree to amend the Loan Agreement as set forth in Article II hereof, all subject to and upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I. Definitions

1. As used herein, all terms that are defined in the Loan Agreement after giving effect to this Amendment shall have the same meanings herein.

ARTICLE II. Amendment

2. Amendment to Section 1.01. Section 1.01 of the Loan Agreement is hereby amended as follows:

(a) by adding the following new definitions in appropriate alphabetical order:

“Additional US Government Debt”: Indebtedness under any credit facility (other than the UST Loan Agreement and any Permitted Refinancing Document) provided to the Borrower or any of its Subsidiaries by any US Governmental Authority to the extent such credit facility is secured by any assets securing any obligations under the UST Loan Documents.

“Additional US Government Debt Document”: the agreements, instruments and other documents executed in connection with the incurrence of any Additional US Government Debt, including, without limitation, any agreements or documents relating to Liens securing such Additional US Government Debt.

“Collateral Report”: a report in substantially the form of, and containing the information called for by, Exhibit F-3.

“Equity Interests”: any and all shares of, interests in, participations in or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“First Amendment Effective Date”: March 4, 2009.

“Non-US Governmental Authorities”: any Person who is not directly or indirectly owned or controlled by one or more US Governmental Authorities. For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Permitted Refinancing Debt”: any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease, discharge or refund the UST Loans or any Additional US Government Debt (a “refinancing”), in each case, to the extent such Indebtedness is secured by any assets securing any obligations under the UST Loan Agreement.

“Permitted Refinancing Documents”: the agreements, instruments and other documents executed in connection with the incurrence of any Permitted Refinancing Debt, including, without limitation, any agreements or documents relating to the Liens securing such Permitted Refinancing Debt.

“Prepayment Amount”: as defined in the definition of “Prepayment Percentage”.

“Prepayment Percentage”: with respect to a required prepayment of Loans pursuant to Section 6.05, a percentage that is equal to (i) the amount of the applicable Subject Debt Tranche proposed to be voluntarily prepaid (the “Prepayment Amount”) divided by (ii) the principal amount outstanding of such Subject Debt Tranche (prior to giving effect to such prepayment).

“Restricted Payments”: with respect to any Person, collectively, all direct or indirect cash dividends or other cash distributions on, and all cash payments for, the purchase, redemption, defeasance or retirement or other acquisition for value of, any class of Equity Interests issued by such Person, whether such securities are now or may hereafter be authorized or outstanding, and any distribution in respect of any of the foregoing, whether directly or indirectly.

“Subject Debt Documents”: the UST Loan Documents, Permitted Refinancing Documents and Additional US Government Debt Documents.

“Subject Debt Tranche”: the commitments and provisions related to extensions of credit made under any Subject Debt Documents (including any revolving credit facility (whether or not funded)), in each case that are designated and constitute a separate class of commitments and/or extensions of credit (including, without limitation, with respect to voting rights) under such Subject Debt Documents, as applicable, and, if no such designation is made thereunder, the commitments and provisions related to all extensions of credit made under such Subject Debt Documents, as applicable.

“US Governmental Authority”: any Governmental Authority located in the United States of America.

“UST Loan Agreement”: the Loan and Security Agreement, dated as of December 31, 2008, between the Borrower, as borrower, the guarantors party thereto and the United States Department of the Treasury, as lender, as the same may from time to time be amended (including, without limitation, to increase the principal amount thereunder), restated, modified, supplemented or otherwise refinanced or replaced with Permitted Refinancing Debt.

“UST Loan Documents”: collectively, (a) the UST Loan Agreement and (b) the other agreements, instruments and other documents executed in connection with the UST Loan Agreement.

“UST Loans”: the loans made pursuant to the UST Loan Agreement.

(b) by restating the definition of “ABR” to read in its entirety as follows:

“for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the one month Eurodollar Rate in effect on such day plus 1%. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, the ABR shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Effective Rate or the one month Eurodollar Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the one month Eurodollar Rate, respectively.”

(c) by restating the definition of “Applicable Margin” to read in its entirety as follows:

“with respect to any ABR Loan, 5.00% per annum, and, with respect to any Eurodollar Loan, 6.00% per annum.”

(d) by inserting the following new sentence at the end of the definition of “Eurodollar Rate”:

“Notwithstanding the foregoing, at no time shall the “Eurodollar Rate” be a rate that is less than 2.00% per annum.”; and

(e) by inserting the following clause at the end of the definition of “Majority Lenders”:

“; provided that if at any time the Borrower or any of its Subsidiaries holds any portion of the outstanding Loans, such Loans that are so held by the Borrower or any of its Subsidiaries shall be deemed not to be outstanding (and such holder shall for these purposes be deemed not to be a “Lender”) for purposes of determining Lenders that hold more than 50% of the outstanding Loans.”.

3. Amendment to Section 2.09(d). Subsection 2.09(d) of the Loan Agreement is hereby amended by: (i) deleting the percentage “2%” in clause (iii)(x) and inserting the percentage “5%” in lieu thereof; and (ii) deleting the percentage “2%” in clause (iii)(y) and inserting the percentage “5%” in lieu thereof.

4. Amendment to Article II. Article II of the Loan Agreement is hereby amended by inserting the following new text as Section 2.19 thereof:

“Section 2.19. Increased Interest Rates. If (a)(x) the interest rate applicable to any Subject Debt Tranche under any Permitted Refinancing Documents or Additional US Government Debt Documents, at a time when more than 50% of such Subject Debt Tranche is held by Person(s) which are, in each case, a Non-US Governmental Authority, is greater than the highest rate applicable to any Subject Debt Tranche under the UST Loan Documents immediately prior to the incurrence of such Subject Debt Tranche under any Permitted Refinancing Documents or Additional US Government Debt Documents, or (y) the UST Loan Agreement is amended, supplemented or otherwise modified to increase (or effectively increase) the interest rate applicable to any Subject Debt Tranche under the UST Loan Documents at a time when more than 50% of such Subject Debt Tranche is held by Person(s) which are, in each case, a Non-US Governmental Authority, and (b) the aggregate principal amount of all Subject Debt Tranches satisfying sub-clause (x) or (y) in clause (a) above is equal to or greater than $1,000,000,000, then the interest rates on the Loans shall be automatically increased to the extent necessary (if at all) so that the Loans bear interest at a rate equal to the weighted average interest rate applicable to all Subject Debt Tranches having interest rates greater than that in effect under the UST Loan Agreement on the First Amendment Effective Date (calculated assuming that any revolving credit facility is fully drawn), as determined in good faith by the Agent in consultation with the Borrower. Upon the effectiveness of any such increase in the interest rate, the definitions of “Applicable Margin” shall be deemed to be amended to reflect such increase.”.

5. Amendment to Section 5.01(a). Subsection 5.01(a) of the Loan Agreement is hereby amended by inserting the following new text at the end of the parenthetical clause appearing therein:

“; provided that the requirement that such reports not include a “going concern” or like qualification or exception shall not be applicable to such reports provided for the fiscal year ended December 31, 2008”.

6. Amendment to Section 5.02. Section 5.02 of the Loan Agreement is hereby amended by inserting the following new clauses (e) and (f) immediately following clause (d) thereof:

“(e) Furnish to the Agent, for delivery to each Lender, within 15 Business Days after the date on which the Borrower is required to file Form 10-Q or Form 10-K with the Securities Exchange Commission (after giving effect to any grace periods or extensions available under the applicable Securities and Exchange Commission regulations or, if earlier, within 15 Business Days after the date such Form 10-Q or Form 10-K is actually so filed, but in any event within 75 days after the end of the Borrower’s applicable fiscal quarter or 110 days after the end of the Borrower’s applicable fiscal year (as the case may be)), a Collateral Report, as of the last date of the fiscal quarter or fiscal year covered by the financial statements so delivered, which Collateral Report shall be accompanied by a certificate executed by a Financial Officer of the Borrower as to the accuracy of the contents thereof.

(f) Furnish the Agent, for delivery to each Lender, promptly after the consummation of any Disposition of Collateral (other than Dispositions of Collateral with a book value not exceeding $75,000,000 in the aggregate during the current fiscal quarter), a certificate of a Financial Officer of the Borrower setting forth the Collateral Value, after giving effect to such Dispositions.”

7. Amendment to Article V. Article V of the Loan Agreement is hereby amended by inserting the following new text as Section 5.07 thereof:

“Section 5.07. Notices. (a) Promptly, but in any event within 10 days thereof, give notice to the Agent of the occurrence of any “Event of Default”, as defined in the UST Loan Agreement, any Permitted

Refinancing Documents or any Additional US Government Debt Documents; and (b) promptly, but in any event within 15 days thereof, give notice to the Agent of the occurrence of any “Termination Event”, as defined in the UST Loan Agreement, any Permitted Refinancing Documents or any Additional US Government Debt Documents.”.

8. Amendment to Subsection 6.02(b)(xi). Subsection 6.02(b)(xi) of the Loan Agreement is hereby amended by restating it to read in its entirety to read as follows:

“(xi) any Lien consisting of rights reserved to or vested in any Government Authority by any statutory provision; provided, that no such Lien may secure any Indebtedness;”.

9. Amendment to Subsection 6.03(b). Subsection 6.03(b) of the Loan Agreement is hereby amended by restating it to read in its entirety to read as follows:

“(b) the Borrower shall apply an amount in cash equal to the Attributable Indebtedness in respect of such arrangement to the retirement (other than any mandatory retirement or by way of payment at maturity), within 180 days of the effective date of any such arrangement, of Indebtedness of the Borrower or any Manufacturing Subsidiary (other than Indebtedness owned by the Borrower or any Manufacturing Subsidiary) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of the creation of such Indebtedness; provided that in the case of any such arrangement that relates to any Collateral, the Indebtedness to be retired in accordance with this Section 6.03(b) shall be Loans hereunder and such retirement shall occur within 30 days after the effective date of any such arrangement.”

10. Amendment to Section 6.04. Section 6.04 of the Loan Agreement is hereby amended by deleting the reference to “2.50” and inserting “3.25” in lieu thereof.

11. Amendment to Article VI. Article VI of the Loan Agreement is hereby amended by:

(a) inserting the following new text as Section 6.05 thereof:

“Section 6.05. Prepayments of Permitted Refinancing Debt. The Borrower will not, and will not permit any Subsidiary to, optionally prepay, repurchase, redeem or otherwise optionally satisfy or defease with cash any Subject Debt Tranche (a “Prepayment”), if on the date of such Prepayment more than 50% of such Subject Debt Tranche is held by Person(s) which are Non-US Governmental Authorities, unless the Borrower shall simultaneously ratably prepay the Loans in an amount equal to the lesser of (x) the Prepayment Amount and (y) an amount equal to the Prepayment Percentage of the Loans then outstanding; provided that the foregoing requirement shall not apply to any prepayment of any Subject Debt Tranche that is a revolving facility so long as the commitments under such facility are not permanently reduced or terminated as a result of such prepayment.”; and

(b) inserting the following new text as Section 6.06 thereof:

“Section 6.06. Restricted Payments. Such Loan Party will not make Restricted Payments unless such Restricted Payments are permitted by or consented to under each Subject Debt Document.”

12. Amendment to Article VII. Article VII of the Loan Agreement is hereby amended by:

(a) inserting the following clause (i) immediately after clause (h) thereof:

“or

(i) any “Event of Default” (as defined in the UST Loan Agreement, any Additional US Government Debt Document or any Permitted Refinancing Document) shall have occurred and shall continue for 20 Business Days;”.

13. Amendment to Loan Agreement. The Loan Agreement is hereby amended by inserting a new Exhibit F-3 thereto in the form of Exhibit F-3 to this Amendment, and by adding to the “EXHIBITS” portion of the Table of Contents a reference to “F-3 – Form of Collateral Report”.

ARTICLE III.

Miscellaneous

14. Conditions to Effectiveness. The amendments set forth in Article II of this Amendment shall not become effective until the date (the “Effective Date”) on which (A) this Amendment shall have been executed by the Borrower, the Guarantor and the Lenders constituting Majority Lenders, and the Agent shall have received evidence reasonably satisfactory to it of such execution, (B) the Agent shall have received payment or reimbursement of any and all fees, expenses and other amounts owed by the Borrower and the Guarantor pursuant to the Loan Agreement (including, without limitation, reasonable fees and disbursements of counsel to the Agent) and fees owed to the Agent in connection with this Amendment and (C) the Agent shall have received from the Borrower for the respective account of each Lender that has executed and delivered to the Agent a signed counterpart of this Amendment at or prior to 4:30 p.m. (New York City time) on Wednesday, March 4, 2009, an amendment fee equal to two percent (2.00%) of the aggregate amount of such Lender’s Loans outstanding at 4:30 p.m. on Wednesday, March 4, 2009.

15. Limited Effect. Except as expressly modified by this Amendment, each of the Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Each Loan Party acknowledges and agrees that such Loan Party is truly and justly indebted to the Lenders and the Agent for the Obligations, without defense, counterclaim or offset of any kind, other than as provided in the Loan

Documents, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations. The Borrower acknowledges and agrees that nothing in this Amendment shall constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of any of the Loan Documents or a waiver of any Default or Event of Default. Nothing contained in this Amendment shall be construed as a waiver of any rights the Agent or any Lender may have to object in any insolvency proceeding under the Bankruptcy Code or otherwise either (x) to any action taken by any US Governmental Authority or any other lender or secured party under or in connection with the UST Loan Documents, any Permitted Refinancing Document or any Additional US Government Debt Document, including the seeking by any such entity to provide “debtor-in possession” or similar financing or of adequate protection or (y) to the assertion by any such party of any of its rights and remedies under any UST Loan Document, any Permitted Refinancing Document or any Additional US Government Debt Document in respect of obligations under the UST Loan Documents, the Permitted Refinancing Documents or the Additional US Government Debt Documents, respectively or otherwise. All rights of the Agent and each Lender as a secured creditor in any proceeding are expressly reserved.

16. Representations and Warranties. Each Loan Party represents and warrants to the Lenders, to induce the Lenders to enter into this Amendment, that (a) no Default or Event of Default (including any Default or Event of Default resulting from failure to comply with Section 6.02 of the Loan Agreement) exists on the date hereof, (b) each of the representations and warranties made by any Loan Party in the Loan Agreement and each other Loan Document is true and correct in all material respects as of the date hereof except where such representation or warranty relates to a specific date, in which case such representation or warranty was true and correct in all material respects as of such date and (c) no Liens have been granted by the Loan Parties to secure the obligations under the UST Loan Agreement on any Collateral or any facility or other real property on which any of the Collateral is installed or located.

17. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A fax copy or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

18. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

BORROWER:

GENERAL MOTORS CORPORATION

By:
Name:
Title:

GUARANTOR:

SATURN CORPORATION

By:
Name:
Title:

Signature Page to First Amendment and Consent to Term Loan Agreement

JPMORGAN CHASE BANK, N.A., as Agent and Lender

By:
Name:
Title:

Signature Page to First Amendment and Consent to Term Loan Agreement

[LENDER]

By:
Name:
Title:

Signature Page to First Amendment and Consent to Term Loan Agreement